Rule 497(e)

File Nos. 333-177070 and 811-05961

GREAT-WEST SMART TRACK® VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated December 1, 2020 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

At in-person meetings held on August 12, 2020, the Board of Trustees of the Delaware VIP Trust approved a proposal that provides for the merger of the Delaware VIP International Value Equity Series (“Acquired Fund”) with and into the Delaware VIP International Series (“Acquiring Fund”). It is anticipated the merger will be completed on or about December 11, 2020 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business December 11, 2020, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund.

Effective as of the close of business December 4, 2020, the Acquired Fund will be closed to new investors and new contributions and existing investors may no longer use custom transfer features, such as Dollar Cost Averaging or Rebalancer, in the Sub-Account for the Acquired Fund. After the Merger Date, any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

As a result of the merger of the Delaware VIP International Value Equity Series, effective December 11, 2020, the following series will become available to new investors and new contributions:

Delaware VIP International Series (Service Class)

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.